SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANE ACT OF 1934 (AMENDMENT NO.1)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission
       Only (as Permitted by Rule 14a-6 (e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Reconditioned Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
       Rules 14a-6(i) (1) and 0-11.
         1)  Title of each class of securities to which transaction applies:
         ------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------------
         3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ------------------------------------------------------------------
         4)  Proposed maximum aggregated value of transaction:
         ------------------------------------------------------------------
         5)  Total fee paid:
         ------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)  Amount Previously Paid:
         ------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
         ------------------------------------------------------------------
         3)  Filing Party:
         ------------------------------------------------------------------
         4)  Date Filed:
         ------------------------------------------------------------------

                           RECONDITIONED SYSTEMS, INC.

                                444 West Fairmont
                              Tempe, Arizona 85282

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 11, 2000

To the Stockholders of Reconditioned Systems, Inc.:

        The 2000 Annual Meeting of the Stockholders of Reconditioned Systems, Inc., an Arizona corporation (the "Company"), will be held at Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282, on Friday, August 11, 2000 at 8:00 a.m., Mountain Standard Time, for the following purposes:

1.      To elect three directors to the Board of Directors;

2. To consider and act upon a proposal to ratify the appointment of Semple & Cooper, LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001; and

3.      To transact such other business as may properly come before the meeting.

        Only Stockholders of record at the close of business on July 12, 2000 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the offices of Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282, during ordinary business hours for ten days prior to the meeting.

        It is important that your shares be represented at this meeting. To assure your representation at the meeting, please complete, date, sign and promptly mail the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States.


                                             By Order of the Board of Directors,




                                             /S/  DIRK D. ANDERSON
Tempe, Arizona                               Dirk D. Anderson, Secretary
July 13, 2000

                                 PROXY STATEMENT
                                       OF
                           RECONDITIONED SYSTEMS, INC.
                                444 West Fairmont
                              Tempe, Arizona 85282

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Reconditioned Systems, Inc.,an Arizona corporation (the "Company"), of proxies for use at the 2000 Annual Meeting of Stockholders to be held on August 11, 2000, at 8:00 a.m., Mountain Standard Time. The Annual Meeting will be held at Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282.

         This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about July 13, 2000. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

         Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

         Only holders (the "Stockholders") of the Company's Common Stock, no par value (the "Common Stock"), at the close of business on July 12, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,327,684 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

         The affirmative vote of holders of a plurality of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the election of directors pursuant to Proposal One. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Two. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals except Proposal One relating to the election of directors. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as being solicited. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

SECURITY OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of July 12, 2000, with respect to the number of shares of the Company's equity securities beneficially owned by individual directors, by all directors and officers of the Company as a group and by persons known by the Company to own more than 5% of the Company's Common Stock.

                                                                       Percent
                  Name and Address of                Common              of
                  Beneficial Owner                   Shares            Total  **
                  ----------------                   ------            ---------

                  Granite Capital                    331,117              21.62%
                  25th Floor
                  New York, NY 10022

                  Scott W. Ryan                      324,429*             21.18%
                  111 Presidential Blvd
                  Suite 246
                  Bala Cynwyd, PA 19004

                  Dirk Anderson                      152,750*              9.97%
                  444 West Fairmont
                  Tempe, Arizona 85282

                  Frank E. Hart                       60,200               3.93%
                  1085 Riverside Trace N.W.
                  Atlanta, GA 30328

                  All directors and officers as      537,379**            35.08%
                  A group (three persons)
                  --------------------

* Includes options to purchase 102,000 shares that are presently exercisable. ** Includes options to purchase 204,000 shares that are presently exercisable.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES

         The Board of Directors currently consists of three members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Articles of Incorporation presently provide for a Board of Directors of not less than three (3) nor more than nine (9) in number, with the exact number to be fixed as provided by the Company's Bylaws. The term of office of all current directors will expire at the 2000 Annual Meeting of Stockholders.

         On June 2, 2000, the Company's Board of Directors nominated Messrs. Scott W. Ryan, Dirk D. Anderson, and Frank E. Hart for election to the Board of Directors. Messrs. Scott W. Ryan and Dirk D. Anderson are currently serving as a director. None of the nominees has a family relation to any of the other nominees. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." Unless otherwise instructed, the persons named in the accompanying proxy will vote FOR the election of such nominees. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the directors and executive officers of the Company as of July 12, 2000.

Name              Age           Position, Tenure and Experience
----              ---           -------------------------------
Scott W. Ryan     54            Mr. Ryan has been a Director since December 1995
                                and has been the Company's  President and Chief
                                Executive Officer since November 1999. Mr. Ryan is also the Chief Operating Officer of S.W.
                                Ryan & Company, Inc. which is a securities brokerage and asset management firm located in Bala Cynwyd, Pennsylvania that he founded in 1988. Previously, Mr. Ryan was with other securities brokerage firms including Merrill
                                Lynch and Goldman, Sachs & Co. Mr. Ryan was also a Board Member and Vice Chairman of NASD
                                District #9.

Dirk D. Anderson  36            Mr. Anderson has been a Director since December
                                1995   and  the   Company's Chief   Operating
                                Officer since   November  1999.  He served  as
                                the   Company's Chief   Financial   Officer from
                                August  1995  through October 1999 and  prior to
                                that  was  employed  as the Company's Controller
                                for approximately   two  years. Previously,  he
                                served  as Audit  Manager  at Semple & Cooper,
                                LLP,   where  his career spanned seven years.

Frank E. Hart     53            Mr. Hart has been President of Profit Concepts,
                                Ltd. since 1978. Profit Concepts, Ltd. has been the Manager of a private investment fund, High Capital Funding, LLC, a Delaware limited liability company and its predecessor, since
                                1983.  Prior  to  1983,  Profit  Concepts,  Ltd.
                                was in the business of rendering management and financial consulting services.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended March 31, 2000, the Board of Directors met nine times. The Board of Directors has established an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee, and the entire Board is responsible for recommending nominees to serve on the Board.

         During the fiscal year ended March 31, 2000, the Board of Directors appointed Scott W. Ryan and Warren Palitz to the Audit Committee and adopted an Audit Committee Charter. The functions of the Audit Committee are to: receive reports with respect to loss contingencies, which may be legally required to be publicly disclosed through financial statement notation; annually review and examine those matters that relate to the financial audit of the Company; recommend to the Company's Board of Directors the selection, retention and termination of the Company's independent accountants; review the professional services, proposed fees and independence of such accountants; review and examine those matters that relate to the interim financial statements of the Company; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee met once during the fiscal year ended March 31, 2000.

         During the fiscal year ended March 31, 2000, the Board of Directors appointed Scott W. Ryan and Warren Palitz to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the Chief Executive Officer and President and of the other principal officers whose compensation is subject to the Committee's review and report thereon to the Company's Board of Directors. In addition, the Compensation Committee reviews the compensation of outside directors for their services on the Board of Directors and reports thereon to the Board of Directors. The Compensation Committee met once during the fiscal year ended March 31, 2000.

         During the fiscal year ended March 31, 2000, each incumbent director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director served.

COMPENSATION OF DIRECTORS

         The Company provides for quarterly compensation to its non-employee directors of $1,250. In addition, the Company reimburses them for reasonable expenses incurred in attending meetings.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued to the current Chief Executive Officer and Chief Operating Officer (Named Executive Officers) of the Company.

                           SUMMARY COMPENSATION TABLE
----------------------- ------------------ -------------------------- ----------
                         Annual Compensation           Long-Term
                                                       Compensation
                                                       Awards
                        ---------------------          -------------------------


                                                        Securities
Name and Principal                                      Underlying  All Other
Position           Year Ended    Salary ($)  Bonus ($)  Options(#)  Compensation
------------------ ----------    ---------   --------   ----------  ------------
Scott W. Ryan      March 31, 2000    $    0     $    0      2,000       $ 5,000*

CEO and            March 31, 1999    $    0     $    0          0       $ 5,000*
President
                   March 31, 1998    $    0     $    0          0       $ 5,000*



Dirk D. Anderson   March 31, 2000 $ 100,000   $ 32,856      2,000       $   0

COO                March 31, 1999  $ 75,000   $ 58,036          0       $   0

                   March 31, 1998  $ 75,000   $ 47,185          0       $   0

* Represents standard non-employee director fee.

OPTION GRANTS

         The following table sets forth the options and SARs granted to the Named Executive Officers of the Company during the last fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------


       (a)                (b)              (c)             (d)           (e)
-----------          ------------       ------------    ----------    ----------
                                        % of Total
                      Number of         Options/SARs
                      Securities        Granted to       Exercise
                      Underlying        Employees           or
                      Options/SARs           in          Base Price   Expiration
Name                  Granted (#)       Fiscal Year        ($/Sh)        Date
------------          -------------     -------------    ----------   ----------
Scott Ryan            2,000*            24.37%           $2.63        4/1/2010

Dirk Anderson         2,000*            24.37%           $2.63        4/1/2010

* The above stock options were exercisable as of April 1, 2000. The exercise price exceeds the market price as of the date of grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the number of unexercised options held by the Named Executive Officers on March 31, 2000. No options were exercised by the Named Executive Officers during the fiscal year ended March 31, 2000.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

------------- --------------------------------- --------------------------------
                Number of Securities Underlying             Value of Unexercised
                Unexercised Options at FY-End (#)               In-the Money
                ---------------------------------          Options at FY-End ($)
                                                           ---------------------


Name                Exercisable/Unexercisable          Exercisable/Unexercisable
----------------    -------------------------          -------------------------
Scott W. Ryan       102,000/0                          $225,000/$0


Dirk D. Anderson    102,000/0                          $225,000/$0

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         On August 10, 1996, the Company entered into an employment agreement with Dirk Anderson pursuant to which he serves as the Company's Chief Operating Officer. The agreement is automatically extended for successive one year periods unless either the Board of Directors or Mr. Anderson gives written notice to the other at least ninety days prior to the end of the initial or any renewal term of its or his intention not to renew. The agreement automatically renewed on August 10, 1999, and since no written notice was given by the Company ninety days prior to August 10, 2000, the agreement will again be automatically extended. Under the agreement, Mr. Anderson receives a base annual salary of $75,000. Increases to Mr. Anderson's base salary and bonuses are at the discretion of the Company's Board of Directors. Mr. Anderson is entitled to participate in all retirement and employee benefit plans that the Company may adopt for the benefit of its senior executives. On March 24, 1999, the Board of Directors and Mr. Anderson agreed to change his base annual salary of to $100,000, effective April 1, 1999. The agreement also entitles Mr. Anderson to receive the options described above under the heading "Aggregated Option Exercises and Fiscal Year-End Option Values."

         Under the agreement, if Mr. Anderson's employment is terminated by reason of death, Disability or Retirement, upon expiration of the term of the agreement, by the Company for Cause or by Mr. Anderson without Good Reason (in each case as such terms are defined in the agreement), the Company shall: (i) pay Mr. Anderson any base salary which has accrued but has not been paid as of the termination date (the "Accrued Base Salary"); (ii) reimburse Mr. Anderson for expenses incurred by him prior to termination which are subject to reimbursement pursuant to applicable Company policies (the "Accrued Reimbursable Expenses"); (iii) provide to Mr. Anderson any accrued and vested benefits required to be provided by the terms of any Company-sponsored benefit plans (the "Accrued Benefits"); (iv) pay Mr. Anderson any discretionary bonus with respect to a prior fiscal year which has accrued and been earned but has not been paid (the "Accrued Bonus"); (v) permit Mr. Anderson to exercise all vested, unexercised stock options outstanding at the termination date; and (vi) to the extent permitted by the terms of the policies then in effect, give Mr. Anderson a right of first refusal to cause the transfer of the ownership of all key-man life insurance policies maintained by the Company on Mr. Anderson to him at his expense (the "Right of First Refusal"). If Mr. Anderson's employment is terminated by the Company without Cause or by Mr. Anderson for Good Reason, the Company shall: (i) pay Mr. Anderson the Accrued Base Salary; (ii) pay Mr. Anderson the Accrued Reimbursable Expenses; (iii) pay Mr. Anderson the Accrued Benefits; (iv) pay Mr. Anderson the Accrued Bonus; (v) pay Mr. Anderson the base salary, as and when it would have been paid had the termination not occurred, for a period of six months following the termination date; (vi) maintain in effect, until the first to occur of (a) his attainment of comparable benefits upon alternative employment or (b) six months following the termination date, the employee benefits in which he was entitled to participate immediately prior to such termination; (vii) permit Mr. Anderson to exercise all vested, unexercised stock options in accordance with the terms of the plans and agreements pursuant to which they were issued; and (viii) give Mr. Anderson the Right of First Refusal.

         On August 19, 1996 the Company amended the employment agreement to include compensation pursuant to a change in control. Under the amendment, if Mr. Anderson's employment is terminated by the Company subsequent to a Change of Control by the Company either by the new controlling party or by the executive for Good Reason, Mr. Anderson will receive a two-year consulting agreement at $100,000 per year in addition to the severance pay detailed above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial report of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with copies of such reports furnished to the SEC. Based on such reports and certain written representations by such persons, the Company believes that all Section 16(a) filing requirement applicable to the Company's officers, directors and greater than 10% stockholders were timely satisfied during the fiscal year ended March 31, 2000.

                                  PROPOSAL TWO
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of Semple & Cooper, LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 2001 and to perform other accounting services as may be requested by the Company. Semple & Cooper, LLP has acted as independent public accountants for the Company since its appointment effective March 29, 1996.

         The Company does not expect that representatives of Semple & Cooper, LLP will be present at the 2000 Annual Meeting. If present, however, they will have the opportunity to make a statement and will be available to respond to appropriate questions.

         Although it is not required to do so, the Board of Directors has submitted the selection of Semple & Cooper, LLP to the Stockholders for ratification.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                  OTHER MATTERS

         The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of the Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgement on such matters of the person or persons acting as proxies. If any matter not appropriate for action at the Annual Meeting is presented, the holder of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

         The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 2001 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before March 16, 2001. If a Stockholder desires to have a proposal formally considered at such meeting, but outside the process of Rule 14a-8, the proposal must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before May 25, 2001.

                                  ANNUAL REPORT

         The Company' Annual Report to Stockholders and the Annual Report on Form 10-KSB, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request a copy of any exhibit to the Annual Report on Form 10-KSB. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling. Please direct any and all such requests to Investor Relations, 444 West Fairmont, Tempe, Arizona 85282.

                                      PROXY
                           RECONDITIONED SYSTEMS, INC.
                                444 WEST FAIRMONT
                                 TEMPE, AZ 85282
          ANNUAL MEETING OF SHAREHOLDERS - AUGUST 11, 2000 - 8:00 A.M.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott W. Ryan and Dirk D. Anderson as proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of Reconditioned Systems, Inc. held of record by the undersigned on July 12, 2000 at the Annual Meeting of Shareholders to be held on Friday, August 11, 2000 or at any adjournment thereof.
1.       ELECTION OF DIRECTORS
     [ ]FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below:
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                            NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
        Scott W. Ryan             Dirk D. Anderson                    Frank Hart

2. PROPOSAL TO RATIFY THE APPOINTMENT OF SEMPLE & COOPER, LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001.
                     [ ]FOR [ ] AGAINST [ ] ABSTAIN


3. In their discretion, the proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS; FOR PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                            Please sign exactly as your name appears below. When shares are held by joint tenants, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Date _______________________________

                            Signature ___________________________

                            Signature, if held jointly _______________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.